                                                                    EXHIBIT 10.2




                              AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT


         THIS AGREEMENT, dated as of August 1, 1997, is made and entered into by and between CASH AMERICA INTERNATIONAL, INC., a Texas corporation, having an office at 1600 W. Seventh Street, Fort Worth, Texas 76102 and JACK R. DAUGHERTY, an executive employee of Employer (hereinafter referred to as "Executive").

         WHEREAS, Executive is employed by Cash America Management L.P. (together with its parent corporation Cash America International, Inc., hereinafter referred to collectively as "Employer") in an executive capacity;

         WHEREAS, Employer and Executive entered into that certain Executive Employment Agreement dated as of April 25, 1990 (the "Original Agreement"); and

         WHEREAS, the parties desire to amend and restate the Original Agreement so as to provide for the terms and conditions set forth in this Agreement, and Executive has agreed to continue as an employee of Employer pursuant to the terms of this Agreement; and

         WHEREAS, Employer desires that the Executive continue as an employee of Employer to provide the necessary leadership and senior management skills that are important to the success of Employer. Employer believes that retaining the Executive's services as an employee of Employer and the benefits of his business experience are of material importance to Employer and Employer's shareholders.

         NOW, THEREFORE, in consideration of Executive's continued employment by Employer and the mutual promises and covenants contained herein, the receipt and sufficiency of which consideration is hereby acknowledged, Employer and Executive intend by this Agreement to specify the terms and conditions of Executive's employment relationship with Employer and the post- employment obligations of Executive.

1.  General Duties of Employer and Employee:

    1.1. Employer agrees to employ Executive and Executive agrees to accept employment by Employer and to serve Employer in an executive capacity upon the terms and conditions set forth herein. The duties and responsibilities of Executive shall include those described for the particular position held by Executive while employed hereunder in the By-laws of Employer or other documents of Employer, and shall also include such other or additional duties as may from time-to-time be assigned to Executive by the Board of Directors of Employer or any duly authorized committee thereof or an authorized officer of Employer. The executive capacity that Executive shall hold during the term hereof shall be that position as determined by the Board of Directors, or any duly authorized committee thereof, from time to time in its sole discretion. While employed hereunder, the initial position that Executive shall hold (until such time as such position may be changed as aforesaid) shall be the position of Chairman of the Board of Directors and Chief Executive Officer.


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    1.2.  While employed hereunder, Executive shall obey the lawful directions of the Board of Directors of Employer, or any duly authorized committee thereof, or authorized officers of Employer and shall use his best efforts to promote the interests of Employer and to maintain and to promote the reputation thereof. While employed hereunder, Executive shall devote his time, efforts, skills and attention to the affairs of Employer in order that he shall faithfully perform his duties and obligations hereunder and such as may be assigned to or vested in him by the Board of Directors of Employer, or any duly authorized committee thereof, or any duly authorized officer of Employer. The parties agree that during the term of this Agreement, Executive shall be based in Fort Worth, Texas and may only be reassigned to another location that is mutually acceptable to Employer and Executive.

    1.3. During the term of this Agreement, Executive may from time to time engage in any businesses or activities that do not compete directly and materially with Employer and any of its subsidiaries, provided that such businesses or activities do not materially interfere with his performance of the duties assigned to him in compliance with this Agreement by the Board of Directors of Employer or any duly authorized committee thereof or an authorized officer of Employer. In any event, Executive is permitted to (i) invest his personal assets as a passive investor in such form or manner as will not contravene the best interests of Employer and (ii) participate in various charitable efforts.

2.  Compensation and Benefits:

    2.1. As Compensation for services to Employer, Employer shall pay to Executive during the term of this Agreement a salary at an annual rate to be fixed from time-to-time by the Board of Directors of Employer or any duly authorized committee thereof, which annual rate shall in no event be less than $386,000 per annum while Executive is employed hereunder. The salary shall be payable in equal bi-weekly installments, subject only to such payroll and withholding deductions as may be required by law and other deductions applied generally to employees of Employer for insurance and other employee benefit plans. The Board of Directors or any authorized committee or officer of Employer shall review Executive's overall annual Compensation at least annually, with a view to ascertaining the adequacy thereof and such Compensation may be increased by the Board of Directors from time to time by an amount that in the opinion of the Board of Directors is justified by Executive's performance.

     2.2. Upon Executive's furnishing to Employer customary and reasonable documentary support (such as receipts or paid bills) evidencing costs and expenses incurred by him in the performance of his services and duties hereunder (including, without limitation, travel and entertainment expenses) and containing sufficient information to establish the amount, date, place and essential character of the expenditure, Executive shall be reimbursed for such costs and expenses in accordance with Employer's normal expense reimbursement policy. Executive shall be entitled to participate in all insurance, stock option and other stock programs and compensation plans and such other benefits plans or programs as may be from time-to-time specifically adopted and approved by Employer for Executive.

    2.3. As long as this Agreement is in effect, Employer shall maintain hospitalization and medical insurance coverage on Executive as may from time to time be specifically approved and adopted by Employer for its executive officers generally. In addition, Employer agrees to provide and maintain life insurance coverage on the life of Executive in the face amount of $2,000,000, with proceeds thereunder





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
payable one-half to such beneficiaries as Executive may designate and one-half to Employer, and Employer agrees to pay all premiums on such policy. Coverage shall continue throughout the employment term hereof. Such coverage may consist of term, group term, whole life, or any other form of coverage, and with such insurers as Employer may select.

    2.4. While Executive is employed hereunder, Employer agrees to provide an allowance to Executive of $5,000 per annum for costs and expenses incurred by Executive for professional legal and/or accounting services rendered personally to Executive, which amount shall be paid to Executive on December 1 of each year (or such earlier time that Executive and Employer may otherwise agree).

    2.5. Executive shall be eligible to receive cash bonuses or other incentive compensation as may be determined by the Board of Directors of Employer from time to time. As long as this Agreement is in effect, Employer shall maintain an Executive Compensation Program, and Executive shall be eligible to participate therein, all in accordance with Employer's regular practices with its senior officers.

    2.6. In order to promote the interests of Employer, Executive shall be entitled to reimbursement from Employer for, or an allowance in respect of, the initiation fees and all annual dues incurred by him in connection with his membership in such luncheon clubs as may be agreed upon by Employer.

    2.7. Executive shall have the right to participate in any additional compensation, benefit, life insurance, hospitalization, medical services or other plan or arrangement of Employer now or hereafter existing for the benefit of executives of Employer.

    2.8. Executive shall be entitled to such vacation (in no event less than four weeks per year), holiday, and (subject to the provisions of Section 6.3 hereof) other paid or unpaid leave of absence as consistent with Employer's normal policies or as otherwise approved by the Board of Directors.

3.  Preservation of Business: Fiduciary Responsibility:

    Executive shall use his best efforts to preserve the business and organization of Employer, to keep available to Employer the services of present employees and to preserve the business relations of Employer with suppliers, distributors, customers and others. The Executive shall not commit any act, or in any way assist others to commit any act, that would injure Employer. So long as the Executive is employed by Employer, Executive shall observe and fulfill proper standards of fiduciary responsibility attendant upon his service and office.

4.  Executive's Obligation to Refrain From Using or Disclosing Information:

    4.1. As part of Executive's fiduciary duties to Employer, Executive agrees, both during the term of this Agreement and thereafter, to protect, preserve the confidentiality of and safeguard Employer's secret or confidential information, knowledge, ideas, concepts, improvements, discoveries and inventions, and, except as may be expressly required by Employer or by court order or other legal process, Executive shall not, either during his employment by Employer or thereafter, directly or





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indirectly, use for his own benefit or for the benefit of another, or disclose to another, any of such information, ideas, concepts, improvements, discoveries or inventions.

    4.2. Upon termination of his employment with Employer, or at any other time upon request, Executive shall immediately deliver to Employer all documents embodying any of Employer's secret or confidential information, ideas, concepts, improvements, discoveries and inventions.

5.  Initial Term: Extensions of the Term:

    5.1. The initial term of this Agreement shall commence on the effective date hereof and shall end on July 31, 2002.

    5.2. The Executive Compensation Committee of Employer's Board of Directors may extend the term of this Agreement for additional successive one-year renewal terms commencing August 1, 2002 by notifying Executive in writing, at least sixty (60) days prior to the expiration of the then current term, of its intention to extend this Agreement.

6.  Termination other than by Expiration of the Term:

     Employer or Executive may terminate Executive's employment under this Agreement at any time, but only on the following terms:

    6.1. Executive may terminate his employment under this Agreement at any time upon at least sixty (60) days' prior written notice to Employer.

    6.2. Employer may terminate Executive's employment under this Agreement at any time, without prior notice, for "due cause" upon the good faith determination by the Board of Directors of Employer that "due cause" exists for the termination of the employment relationship. As used herein, the term "due cause" shall mean any of the following events:

       (i) any intentional and material misapplication by Executive of Employer's funds, or any other material act of dishonesty committed by Executive; or

       (ii)  Executive's conviction of a felony involving moral turpitude; or

       (iii) Executive's unlawful use or possession of any controlled substance or abuse of alcoholic beverages; or

       (iv) Executive's material breach, nonperformance or nonobservance of any of the terms of this Agreement if such breach, nonperformance or nonobservance shall continue beyond a period of thirty (30) days immediately after notice thereof by Employer to Executive; or

       (v) any other action by the Executive involving willful and material malfeasance or gross negligence in the performance of Executive's duties.





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    6.3.  In the event Executive is incapacitated by accident, sickness or otherwise so as to render Executive mentally or physically incapable of performing the services required under Section 1 of this Agreement for a period of one hundred eighty (180) consecutive business days, and such incapacity is confirmed by the written opinion of two (2) practicing medical doctors licensed by and in good standing in the state in which they maintain offices for the practice of medicine, upon the expiration of such period or at any time reasonably thereafter, or in the event of Executive's death, Employer may terminate Executive's employment under this Agreement upon giving Executive or his legal representative written notice at least thirty (30) days' prior to the termination date. Executive agrees, after written notice by the Board of Directors of Employer or a duly authorized committee or officer of Employer, to submit to examinations by such practicing medical doctors selected by the Board of Directors of Employer or a duly authorized committee or officer of Employer.

    6.4. Employer may terminate Executive's employment under this Agreement at any time for any reason whatsoever, even without "due cause," by giving a written notice of termination to Executive, in which case the employment relationship shall terminate immediately upon the giving of such notice.

7. Effect of Termination:

    7.1. In the event the employment relationship is terminated (a) by Executive upon sixty (60) days' written notice pursuant to Section 6.1 hereof,
(b) by Employer for "due cause" pursuant to Section 6.2 hereof, or (c) by Executive breaching this Agreement by refusing to continue his employment and failing to give the requisite sixty (60) days' written notice, all Compensation and benefits shall cease as of the date of termination other than: (i) those benefits that are provided by retirement and benefit plans and programs specifically adopted and approved by Employer for Executive that are earned and vested by the date of termination, and (ii) Executive's pro rata annual salary plus all earned and vested bonuses through the date of termination. Executive's right to exercise stock options and Executive's rights in other stock plans, if any, shall remain governed by the terms and conditions of the appropriate stock plan.

     7.2. If Executive's employment relationship is terminated pursuant to
Section 6.3 hereof due to Executive's incapacity or death, Executive (or, in the event of Executive's death, Executive's legal representative) will be entitled to those benefits that are provided by retirement and benefits plans and programs specifically adopted and approved by Employer for Executive that are earned and vested at the date of termination and, even though no longer employed by Employer, shall continue to receive the salary Compensation (payable in the manner as prescribed in the second sentence of Section 2.1) for one (1) year following the date of termination. Executive (or, in the event of Executive's death, Executive's legal representative) shall not, however, be entitled to any bonuses not yet paid at the date of the termination of employment. Executive's right to exercise stock options and Executive's rights in other stock plans, if any, shall remain governed by the terms and conditions of the appropriate stock plan.

    7.3. If Employer (i) allows the initial term or any renewal term of this Agreement to expire without further extending this Agreement pursuant to
Section 5.2, (ii) terminates the employment of Executive other than pursuant to
Section 6.2 hereof for "due cause" or other than for a disability or death





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pursuant to Section 6.3 hereof, (iii) demotes the Executive to a nonexecutive position, or (iv) decreases the Executive's salary below the level or reduces the employee benefits and perquisites below the level provided for by the terms of Section 2 hereof, other than as a result of any amendment or termination of any employee and/or executive benefit plan or arrangement, which amendment or termination is applicable to all executives of Employer, then such action by Employer, unless consented to in writing by Executive, shall be deemed to be a constructive termination by Employer of Executive's employment (a "Constructive Termination"). In the event of a Constructive Termination, Executive shall be entitled to receive, in a lump sum within thirty (30) days after the date of the Constructive Termination, an amount equal to the remainder of Executive's
current year's salary.   In such event, Executive shall also be entitled to
receive an amount equal to Executive's salary, at the rate in effect immediately prior to the event giving rise to the Constructive Termination, for a period equal to the greater of three (3) years or the remainder of the initial term under Section 5.1, with such amount payable in thirty-six (36) equal monthly installments on the first day of each month beginning with the month after the Constructive Termination; provided, however, that Employer's obligation to pay such monthly installments shall be expressly conditioned on Executive's continuing compliance with the non-competition requirements of
Section 9.1. For purposes of this Section 7.3, the term "salary" shall mean the sum of (i) the annual rate of Compensation provided to Executive under
Section 2.1 hereof immediately prior to the event giving rise to the Constructive Termination, plus (ii) the average annual cash bonuses or other cash incentive Compensation paid to Executive by Employer under Section 2.5 hereof for the three years in the three year period immediately preceding the year in which there shall occur a Constructive Termination. In the event of such Constructive Termination, all other rights and benefits Executive may have under the employee and/or executive benefit plans and arrangements of Employer generally shall be determined in accordance with the terms and conditions of such plans and arrangements.

8.  Change of Control:

    8.1. Notwithstanding anything to the contrary otherwise provided in this Agreement, if a "change of control" (as defined below) of Employer occurs and within twelve (12) months from the date of such "change of control", Executive voluntarily terminates the employment relationship under this Agreement by giving sixty (60) days' written notice to Employer under Section 6.1 hereof, or Employer allows the initial term or any renewal term of this Agreement to expire within such twelve (12) month period by not extending this Agreement pursuant to Section 5.2 or terminates Employee's employment relationship without "due cause" pursuant to Section 6.4, then Executive, even though no longer employed by Employer, shall be entitled to earned and vested bonuses at the date of termination plus a payment in the amount of the remainder of Executive's current year's salary (undiscounted) plus the present value (employing an interest rate of 8%) of five additional years'salary, based on the salary in effect immediately prior to the "change of control", payable at the option of the Executive either in a lump sum within 30 days after the date of termination or in four payments as follows: one-fourth of the total amount payable within 30 days after the date of termination and one-third of the remainder payable together with interest at the rate of 8% per annum on each of the first three anniversary dates of the date of termination. For purposes of this Section 8.1, the term "salary" shall mean the sum of (i) the annual rate of Compensation provided to Executive under Section 2.1 hereof immediately prior to the "change of control," plus (ii) the average annual cash bonuses or other





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cash incentive Compensation paid to Executive by Employer under Section 2.5 hereof for the three years in the three year period immediately preceding the year in which there shall occur a "change of control" (or, if the "change of control" shall occur in 1991 or prior thereto, for the two years in the two year period immediately preceding the year in which there shall occur a "change of control"). Executive's right to exercise stock options and Employee's rights in other stock plans, if any, shall remain governed by the terms and conditions of the appropriate stock plan. "Change of control" shall be deemed to have occurred if (i) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), becomes the beneficial owner, directly or indirectly, of securities of Employer representing 30% or more of the combined voting power of Employer's then outstanding securities, (ii) during any period of 12 months, individuals who at the beginning of such period constitute the Board of Directors of Employer cease for any reason to constitute a majority thereof unless the election, or the nomination for election by Employer's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or (iii) a person (as defined in clause (i) above) acquires (or, during the 12-month period ending on the date of the most recent acquisition by such person or group of persons, has acquired) gross assets of Employer that have an aggregate fair market value greater than or equal to over 50% of the fair market value of all of the gross assets of Employer immediately prior to such acquisition or acquisitions.

    8.2. Notwithstanding any other provision of this Agreement, if (a) there is a change in the ownership or effective control of Employer or in the ownership of a substantial portion of the assets of Employer [within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code (the "Code")], and (b) the payments otherwise to be made pursuant to Section 8.1 and any other payments or benefits otherwise to be paid to Executive in the nature of Compensation to be received by or for the benefit of Employee and contingent upon such event (the "Termination Payments") would create an "excess parachute payment" within the meaning of Section 280G of the Code, then Employer shall make the Termination Payments in substantially equal installments, the first installment being due within thirty days after the date of termination and each subsequent installment being due on January 31 of each year, such that the aggregate present value of all Termination Payments, whether pursuant to this Agreement or otherwise, will be as close as possible to, but not exceed, 299% of the Executive's base amount, within the meaning of Section 280G.

9.  Executive's Non-Competition Obligation:

    9.1. Executive acknowledges and agrees that he serves in a special capacity for Employer pursuant to which he has acquired unique knowledge of the operations and business of Employer and, as such, is not engaged in a common calling. During the existence of Executive's employment by Employer hereunder and, if the employment of Executive is terminated by Employer for any reason pursuant to Section 6.2 or Executive voluntarily terminates his employment pursuant to Section 6.1 (unless such voluntary termination occurs within twelve months after a "change of control," as defined in Section 8.1), for a period of three (3) years from the date on which he shall cease to be employed by Employer, Executive shall not, acting alone or in conjunction with others, directly or indirectly, and whether as principal, agent, officer, director, partner, employee, consultant, broker, dealer or otherwise, in any of the Business Territories (as defined below), engage in any business in competition with the business





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conducted by Employer or any subsidiary of Employer, whether for his own account or otherwise, or solicit, canvass or accept any business or transaction for or from any other company or business in competition with such business of Employer in any of the Business Territories. For purposes hereof, the term "Business Territories" means the geographical regions within the geographic borders of each State in which Employer is doing business during the term of this Agreement and (and, in the case of post-employment non-competition obligations) at the date of the termination of Executive's employment with Employer and any State in which Employer had reasonable prospects of engaging in business during the three-year noncompetition period following termination of employment.

    9.2.  It is the desire and intent of the parties that the provisions of
Section 9.1 shall be enforced to the fullest extent permissible under the laws and public policies of the State of Texas. Accordingly, if any particular portion of Section 9.1 shall be adjudicated to be invalid or unenforceable,
Section 9.1 shall be deemed amended to (i) reform the particular portion to provide for such maximum restrictions as will be valid and enforceable, or if that is not possible, then (ii) delete therefrom the portion thus adjudicated to be invalid or unenforceable. The parties acknowledge and agree that if Executive shall enter into any license or franchise agreement or comparable arrangement with Employer or any subsidiary or affiliate of Employer for the operation of a business also conducted by Employer or such subsidiary or affiliate, Executive shall not be deemed to be "engage[d] in any business in competition with the business conducted by Employer or any subsidiary of Employer" for purposes of Section 9.1., provided Executive has first obtained the approval of the Executive Compensation Committee of Employer's Board of Directors.

10. Obligations to Refrain From Competing Unfairly:

    10.1. In addition to the other obligations agreed to by Executive in this Agreement, Executive agrees that during his employment with Employer and following the termination of his employment by Employer he shall not at any time, directly or indirectly, (a) induce, entice, or solicit any employee of Employer to leave his employment, or (b) contact, communicate or solicit any customer of Employer derived from any customer list, customer lead, mail, printed matter or other information secured from Employer or its present or past employees, or (c) in any other manner use any customer lists or customer leads, mail, telephone numbers, printed material or material of Employer relating thereto. Notwithstanding the above, the parties acknowledge and agree that if Executive shall enter into any license or franchise agreement or comparable arrangement with Employer or any subsidiary or affiliate of Employer for the operation of a business also conducted by Employer or such subsidiary or affiliate, then Executive's operation of such business in the ordinary course shall not be deemed to be a violation of the restrictions in clauses (b) and (c) of the preceding sentence, provided Executive has first obtained the approval of the Executive Compensation Committee of Employer's Board of Directors.

11. Miscellaneous:

    11.1. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when mailed by registered mail or certified mail, return receipt requested, as follows (provided that notice of change of address shall be deemed given only when received):





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                          If to Employer, to:

                          Cash America International, Inc.
                          1600 West 7th Street
                          Fort Worth, Texas 76102
                          Attention:  President

                          If to Executive, to:

                          Jack R. Daugherty
                          1600 West 7th Street
                          Fort Worth, Texas 76102

or to such other names or addresses as Employer or Executive, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section 11.1.

    11.2. This Agreement shall be binding upon and inure to the benefit of Employer, its successors, legal representatives and assigns, and upon Executive, his heirs, executors, administrators, representatives and assigns. It is specifically agreed that upon the occurrence of any of the events specified in Section 8.1, the provisions of this Employment Agreement shall be binding upon and inure to the benefit of and be assumed by the surviving or resulting corporation or the corporation to which such assets shall be transferred. Executive agrees that his rights and obligations hereunder are personal to him and may not be assigned without the express written consent of Employer.

    11.3. This Agreement replaces and merges all previous agreements and discussions relating to the same or similar subject matters between Executive and Employer with respect to the subject matter of this Agreement. Without limiting the generality of the foregoing, this Agreement replaces and merges all provisions of the 1989 Key Employee Stock Option Plan of Employer contained in the second paragraph of Section 7(a), the last sentence of Section 7(d) and
Section 7(e) regarding the payment of amounts upon the termination of Executive's employment or upon the occurrence of a "change in control" of Employer, and the comparable provisions of any Option Agreements issued thereunder, it being intended that this Agreement shall govern in all respects with respect to the subject matter thereof. This Agreement may not be modified in any respect by any verbal statement, representation or agreement made by any employee, officer, or representative of Employer or by any written agreement unless signed by an officer of Employer who is expressly authorized by Employer to execute such document.

    11.4. (a) If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

           (b) Without intending to limit the remedies available to Employer, it is mutually understood and agreed that Executive's services are of a special, unique, unusual, extraordinary and intellectual character giving them a peculiar value, the loss of which cannot be reasonably or adequately





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
compensated in damages in an action at law, and, therefore, in the event of a breach by Executive, Employer shall be entitled to equitable relief by way of injunction or otherwise.

           (c) Executive acknowledges that Sections 4, 9 and 10 are expressly for the benefit of Employer, that Employer would be irreparably injured by a violation of Sections 4, 9 and/or 10 and that Employer would have no adequate remedy at law in the event of such violation. Therefore, Executive acknowledges and agrees that injunctive relief, specific performance or any other appropriate equitable remedy (without any bond or other security being required) are appropriate remedies to enforce compliance by Employer with
Section 4, Section 9 and Section 10.

    11.5. Executive acknowledges that, from time to time, Employer may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of Employer may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of Employer (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature shall be construed to modify this Agreement or to create express or implied obligations of any nature to Executive.

    11.6. The laws of the State of Texas will govern the interpretation, validity and effect of this Agreement without regard to the place of execution or the place for performance thereof, and Employer and Executive agree that the state and federal courts situated in Tarrant County, Texas shall have personal jurisdiction over Employer and Executive to hear all disputes arising under this Agreement. This Agreement is to be at least partially performed in Tarrant County, Texas, and, as such, Employer and Executive agree that venue shall be proper with the state or federal courts in Tarrant County, Texas to hear such disputes. In the event either Employer or Executive is not able to effect service of process upon the other with respect to such disputes, Employer and Executive expressly agree that the Secretary of State for the State of Texas shall be an agent of Employer and/or the Executive to receive service of process on behalf of Employer and/or the Executive with respect to such disputes.

12. Additional Instruments:

    Executive and Employer shall execute and deliver any and all additional instruments and agreements that may be necessary or proper to carry out the purposes of this Agreement.

    IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first written above.

CASH AMERICA INTERNATIONAL, INC.           EXECUTIVE



By: /s/ DANIEL R. FEEHAN, President        /S/ JACK R. DAUGHERTY
    -------------------------------        ------------------------------
    Signature and Title                    Jack R. Daugherty





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                              AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT


         THIS AGREEMENT, dated as of August 1, 1997, is made and entered into by and between CASH AMERICA INTERNATIONAL, INC., a Texas corporation, having an office at 1600 W. Seventh Street, Fort Worth, Texas 76102 and DANIEL R. FEEHAN, an executive employee of Employer (hereinafter referred to as "Executive").

         WHEREAS, Executive is employed by Cash America Management L.P. (together with its parent corporation Cash America International, Inc., hereinafter referred to collectively as "Employer") in an executive capacity;

         WHEREAS, Employer and Executive entered into that certain Executive Employment Agreement dated as of April 25, 1990 (the "Original Agreement"); and

         WHEREAS, the parties desire to amend and restate the Original Agreement so as to provide for the terms and conditions set forth in this Agreement, and Executive has agreed to continue as an employee of Employer pursuant to the terms of this Agreement; and

         WHEREAS, Employer desires that the Executive continue as an employee of Employer to provide the necessary leadership and senior management skills that are important to the success of Employer. Employer believes that retaining the Executive's services as an employee of Employer and the benefits of his business experience are of material importance to Employer and Employer's shareholders.

         NOW, THEREFORE, in consideration of Executive's continued employment by Employer and the mutual promises and covenants contained herein, the receipt and sufficiency of which consideration is hereby acknowledged, Employer and Executive intend by this Agreement to specify the terms and conditions of Executive's employment relationship with Employer and the post- employment obligations of Executive.

1.  General Duties of Employer and Employee:

    1.1. Employer agrees to employ Executive and Executive agrees to accept employment by Employer and to serve Employer in an executive capacity upon the terms and conditions set forth herein. The duties and responsibilities of Executive shall include those described for the particular position held by Executive while employed hereunder in the By-laws of Employer or other documents of Employer, and shall also include such other or additional duties as may from time-to-time be assigned to Executive by the Board of Directors of Employer or any duly authorized committee thereof or an authorized officer of Employer. The executive capacity that Executive shall hold during the term hereof shall be that position as determined by the Board of Directors, or any duly authorized committee thereof, from time to time in its sole discretion. While employed hereunder, the initial position that Executive shall hold (until such time as such position may be changed as aforesaid) shall be the position of President and Chief Operating Officer.

    1.2. While employed hereunder, Executive shall obey the lawful directions of the Board of Directors of Employer, or any duly authorized committee thereof, or authorized officers of Employer and shall use his best efforts to promote the interests of Employer and to maintain and to promote the reputation thereof. While employed hereunder, Executive shall devote his time, efforts, skills and attention to the affairs of Employer in order that he shall faithfully perform his duties and obligations hereunder and such as may be assigned to or vested in him by the Board of Directors of Employer, or any duly authorized committee thereof, or any duly authorized officer of Employer. The parties agree that during the term of this Agreement, Executive shall be based in Fort Worth, Texas and may only be reassigned to another location that is mutually acceptable to Employer and Executive.

    1.3. During the term of this Agreement, Executive may from time to time engage in any businesses or activities that do not compete directly and materially with Employer and any of its subsidiaries, provided that such businesses or activities do not materially interfere with his performance of the duties assigned to him in compliance with this Agreement by the Board of Directors of Employer or any duly authorized committee thereof or an authorized officer of Employer. In any event, Executive is permitted to (i) invest his personal assets as a passive investor in such form or manner as will not contravene the best interests of Employer and (ii) participate in various charitable efforts.

2.  Compensation and Benefits:

    2.1. As Compensation for services to Employer, Employer shall pay to Executive during the term of this Agreement a salary at an annual rate to be fixed from time-to-time by the Board of Directors of Employer or any duly authorized committee thereof, which annual rate shall in no event be less than $386,000 per annum while Executive is employed hereunder. The salary shall be payable in equal bi-weekly installments, subject only to such payroll and withholding deductions as may be required by law and other deductions applied generally to employees of Employer for insurance and other employee benefit plans. The Board of Directors or any authorized committee or officer of Employer shall review Executive's overall annual Compensation at least annually, with a view to ascertaining the adequacy thereof and such Compensation may be increased by the Board of Directors from time to time by an amount that in the opinion of the Board of Directors is justified by Executive's performance.

    2.2. Upon Executive's furnishing to Employer customary and reasonable documentary support (such as receipts or paid bills) evidencing costs and expenses incurred by him in the performance of his services and duties hereunder (including, without limitation, travel and entertainment expenses) and containing sufficient information to establish the amount, date, place and essential character of the expenditure, Executive shall be reimbursed for such costs and expenses in accordance with Employer's normal expense reimbursement policy. Executive shall be entitled to participate in all insurance, stock option and other stock programs and compensation plans and such other benefits plans or programs as may be from time-to-time specifically adopted and approved by Employer for Executive.

    2.3. As long as this Agreement is in effect, Employer shall maintain hospitalization and medical insurance coverage on Executive as may from time to time be specifically approved and adopted by Employer for its executive officers generally. In addition, Employer agrees to provide and maintain life insurance coverage on the life of Executive in the face amount of $2,000,000, with proceeds thereunder payable one-half to such beneficiaries as Executive may designate and one-half to Employer, and Employer agrees to pay all premiums on such policy. Coverage shall continue throughout the employment term hereof. Such coverage may consist of term, group term, whole life, or any other form of coverage, and with such insurers as Employer may select.

    2.4. While Executive is employed hereunder, Employer agrees to provide an allowance to Executive of $5,000 per annum for costs and expenses incurred by Executive for professional legal and/or accounting services rendered personally to Executive, which amount shall be paid to Executive on December 1 of each year (or such earlier time that Executive and Employer may otherwise agree).

    2.5. Executive shall be eligible to receive cash bonuses or other incentive compensation as may be determined by the Board of Directors of Employer from time to time. As long as this Agreement is in effect, Employer shall maintain an Executive Compensation Program, and Executive shall be eligible to participate therein, all in accordance with Employer's regular practices with its senior officers.

    2.6. In order to promote the interests of Employer, Executive shall be entitled to reimbursement from Employer for, or an allowance in respect of, the initiation fees and all annual dues incurred by him in connection with his membership in such luncheon clubs as may be agreed upon by Employer.

    2.7. Executive shall have the right to participate in any additional compensation, benefit, life insurance, hospitalization, medical services or other plan or arrangement of Employer now or hereafter existing for the benefit of executives of Employer.

    2.8. Executive shall be entitled to such vacation (in no event less than four weeks per year), holiday, and (subject to the provisions of Section 6.3 hereof) other paid or unpaid leave of absence as consistent with Employer's normal policies or as otherwise approved by the Board of Directors.

3.  Preservation of Business: Fiduciary Responsibility:

    Executive shall use his best efforts to preserve the business and organization of Employer, to keep available to Employer the services of present employees and to preserve the business relations of Employer with suppliers, distributors, customers and others. The Executive shall not commit any act, or in any way assist others to commit any act, that would injure Employer. So long as the Executive is employed by Employer, Executive shall observe and fulfill proper standards of fiduciary responsibility attendant upon his service and office.

4.  Executive's Obligation to Refrain From Using or Disclosing Information:

    4.1. As part of Executive's fiduciary duties to Employer, Executive agrees, both during the term of this Agreement and thereafter, to protect, preserve the confidentiality of and safeguard Employer's secret or confidential information, knowledge, ideas, concepts, improvements, discoveries and inventions, and, except as may be expressly required by Employer or by court order or other legal process, Executive shall not, either during his employment by Employer or thereafter, directly or indirectly, use for his own benefit or for the benefit of another, or disclose to another, any of such information, ideas, concepts, improvements, discoveries or inventions.

    4.2. Upon termination of his employment with Employer, or at any other time upon request, Executive shall immediately deliver to Employer all documents embodying any of Employer's secret or confidential information, ideas, concepts, improvements, discoveries and inventions.

5.  Initial Term: Extensions of the Term:

    5.1. The initial term of this Agreement shall commence on the effective date hereof and shall end on July 31, 2002.

    5.2. The Executive Compensation Committee of Employer's Board of Directors may extend the term of this Agreement for additional successive one-year renewal terms commencing August 1, 2002 by notifying Executive in writing, at least sixty (60) days prior to the expiration of the then current term, of its intention to extend this Agreement.

6.  Termination other than by Expiration of the Term:

     Employer or Executive may terminate Executive's employment under this Agreement at any time, but only on the following terms:

    6.1. Executive may terminate his employment under this Agreement at any time upon at least sixty (60) days' prior written notice to Employer.

    6.2. Employer may terminate Executive's employment under this Agreement at any time, without prior notice, for "due cause" upon the good faith determination by the Board of Directors of Employer that "due cause" exists for the termination of the employment relationship. As used herein, the term "due cause" shall mean any of the following events:

       (i) any intentional and material misapplication by Executive of Employer's funds, or any other material act of dishonesty committed by Executive; or

       (ii)  Executive's conviction of a felony involving moral turpitude; or

       (iii) Executive's unlawful use or possession of any controlled substance or abuse of alcoholic beverages; or

       (iv) Executive's material breach, nonperformance or nonobservance of any of the terms of this Agreement if such breach, nonperformance or nonobservance shall continue beyond a period of thirty (30) days immediately after notice thereof by Employer to Executive; or

       (v) any other action by the Executive involving willful and material malfeasance or gross negligence in the performance of Executive's duties.

    6.3. In the event Executive is incapacitated by accident, sickness or otherwise so as to render Executive mentally or physically incapable of performing the services required under Section 1 of this Agreement for a period of one hundred eighty (180) consecutive business days, and such incapacity is confirmed by the written opinion of two (2) practicing medical doctors licensed by and in good standing in the state in which they maintain offices for the practice of medicine, upon the expiration of such period or at any time reasonably thereafter, or in the event of Executive's death, Employer may terminate Executive's employment under this Agreement upon giving Executive or his legal representative written notice at least thirty (30) days' prior to the termination date. Executive agrees, after written notice by the Board of Directors of Employer or a duly authorized committee or officer of Employer, to submit to examinations by such practicing medical doctors selected by the Board of Directors of Employer or a duly authorized committee or officer of Employer.

    6.4. Employer may terminate Executive's employment under this Agreement at any time for any reason whatsoever, even without "due cause," by giving a written notice of termination to Executive, in which case the employment relationship shall terminate immediately upon the giving of such notice.

7. Effect of Termination:

    7.1. In the event the employment relationship is terminated (a) by Executive upon sixty (60) days' written notice pursuant to Section 6.1 hereof,
(b) by Employer for "due cause" pursuant to Section 6.2 hereof, or (c) by Executive breaching this Agreement by refusing to continue his employment and failing to give the requisite sixty (60) days' written notice, all Compensation and benefits shall cease as of the date of termination, other than: (i) those benefits that are provided by retirement and benefit plans and programs specifically adopted and approved by Employer for Executive that are earned and vested by the date of termination, and (ii) Executive's pro rata annual salary plus all earned and vested bonuses through the date of termination. Executive's right to exercise stock options and Executive's rights in other stock plans, if any, shall remain governed by the terms and conditions of the appropriate stock plan.

    7.2. If Executive's employment relationship is terminated pursuant to
Section 6.3 hereof due to Executive's incapacity or death, Executive (or, in the event of Executive's death, Executive's legal representative) will be entitled to those benefits that are provided by retirement and benefits plans and programs specifically adopted and approved by Employer for Executive that are earned and vested at the date of termination and, even though no longer employed by Employer, shall continue to receive the salary Compensation (payable in the manner as prescribed in the second sentence of Section 2.1) for one (1) year following the date of termination. Executive (or, in the event of Executive's death, Executive's legal representative) shall not, however, be entitled to any bonuses not yet paid at the date of the termination of employment. Executive's right to exercise stock options and Executive's rights in other stock plans, if any, shall remain governed by the terms and conditions of the appropriate stock plan.

    7.3. If Employer (i) allows the initial term or any renewal term of this Agreement to expire without further extending this Agreement pursuant to
Section 5.2, (ii) terminates the employment of Executive other than pursuant to
Section 6.2 hereof for "due cause" or other than for a disability or death pursuant to Section 6.3 hereof, (iii) demotes the Executive to a nonexecutive position, or (iv) decreases the Executive's salary below the level or reduces the employee benefits and perquisites below the level provided for by the terms of Section 2 hereof,of any amendment or termination of any employee and/or executive benefit plan or arrangement, which amendment or termination is applicable to all executives of Employer, then such action by Employer, unless consented to in writing by Executive, shall be deemed to be a constructive termination by Employer of Executive's employment (a "Constructive Termination"). In the event of a Constructive Termination, the Executive shall be entitled to receive, in a lump sum within 30 days after the date of the Constructive Termination, an amount equal to the remainder of Executive's current year's salary. In such event, Executive shall also be entitled to receive an amount equal to Executive's salary, at the rate in effect immediately prior to the event giving rise to the Constructive Termination, for a period equal to the greater of three (3) years or the remainder of the initial term under Section 5.1, with such amount payable in thirty-six (36) equal monthly installments on the first day of each month beginning with the month after the Constructive Termination; provided, however, that Employer's obligation to pay such monthly installments shall be expressly conditioned on Executive's continuing compliance with the non-competition requirements of
Section 9.1. For purposes of this Section 7.3, the term "salary" shall mean the sum of (i) the annual rate of Compensation provided to Executive under
Section 2.1 hereof immediately prior to the event giving rise to the Constructive Termination, plus (ii) the average annual cash bonuses or other cash incentive Compensation paid to Executive by Employer under Section 2.5 hereof for the three years in the three year period immediately preceding the year in which there shall occur a Constructive Termination. In the event of such Constructive Termination, all other rights and benefits Executive may have under the employee and/or executive benefit plans and arrangements of Employer generally shall be determined in accordance with the terms and conditions of such plans and arrangements.

8.  Change of Control:

    8.1. Notwithstanding anything to the contrary otherwise provided in this Agreement, if a "change of control" (as defined below) of Employer occurs and within twelve (12) months from the date of such "change of control", Executive voluntarily terminates the employment relationship under this Agreement by giving sixty (60) days' written notice to Employer under Section 6.1 hereof or if Employer allows the initial term or any renewal term of this Agreement to expire within such twelve (12) month period by not extending this Agreement pursuant to Section 5.2 or terminates Employee's employment relationship without "due cause" pursuant to Section 6.4, then Executive, even though no longer employed by Employer, shall be entitled to earned and vested bonuses at the date of termination plus a payment in the amount of the remainder of Executive's current year's salary (undiscounted) plus the present value (employing an interest rate of 8%) of five additional years' salary, based on the salary in effect immediately prior to the "change of control", payable at the option of the Executive either in a lump sum within 30 days after the date of termination or in four payments as follows: one-fourth of the total amount payable within 30 days after the date of termination and one-third of the remainder payable together with interest at the rate of 8% per annum on each of the first three anniversary dates of the date of termination. For purposes of this Section 8.1, the term "salary" shall mean the sum of (i) the annual rate of Compensation provided to Executive under Section 2.1 hereof immediately prior to the "change of control," plus (ii) the average annual cash bonuses or other cash incentive Compensation paid to Executive by Employer under Section 2.5 hereof for the three years in the three year period immediately preceding the year in which there shall occur a "change of control" (or, if the "change of control" shall occur in 1991 or prior thereto, for the two years in the two year period immediately preceding the year in which there shall occur a "change of control"). Executive's right to exercise stock options and Employee's rights in other stock plans, if any, shall remain governed by the terms and conditions of the appropriate stock plan. "Change of control" shall be deemed to have occurred if (i) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), becomes the beneficial owner, directly or indirectly, of securities of Employer representing 30% or more of the combined voting power of Employer's then outstanding securities, (ii) during any period of 12 months, individuals who at the beginning of such period constitute the Board of Directors of Employer cease for any reason to constitute a majority thereof unless the election, or the nomination for election by Employer's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or (iii) a person (as defined in clause (i) above) acquires (or, during the 12-month period ending on the date of the most recent acquisition by such person or group of persons, has acquired) gross assets of Employer that have an aggregate fair market value greater than or equal to over 50% of the fair market value of all of the gross assets of Employer immediately prior to such acquisition or acquisitions.

    8.2 Notwithstanding any other provision of this Agreement, if (a) there is a change in the ownership or effective control of Employer or in the ownership of a substantial portion of the assets of Employer [within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code (the "Code")], and (b) the payments otherwise to be made pursuant to Section 8.1 and any other payments or benefits otherwise to be paid to Executive in the nature of Compensation to be received by or for the benefit of Employee and contingent upon such event (the "Termination Payments") would create an "excess parachute payment" within the meaning of Section 280G of the Code, then Employer shall make the Termination Payments in substantially equal installments, the first installment being due within thirty days after the date of termination and each subsequent installment being due on January 31 of each year, such that the aggregate present value of all Termination Payments, whether pursuant to this Agreement or otherwise, will be as close as possible to, but not exceed, 299% of the Executive's base amount, within the meaning of Section 280G.

9.  Executive's Non-Competition Obligation:

    9.1. Executive acknowledges and agrees that he serves in a special capacity for Employer pursuant to which he has acquired unique knowledge of the operations and business of Employer and, as such, is not engaged in a common calling. During the existence of Executive's employment by Employer hereunder and, if the employment of Executive is terminated by Employer for any reason pursuant to Section 6.2 or Executive voluntarily terminates his employment pursuant to Section 6.1 (unless such voluntary termination occurs within twelve months after a "change of control," as defined in Section 8.1), for a period of three (3) years from the date on which he shall cease to be employed by Employer, Executive shall not, acting alone or in conjunction with others, directly or indirectly, and whether as principal, agent, officer, director, partner, employee, consultant, broker, dealer or otherwise, in any of the Business Territories (as defined below), engage in any business in competition with the business conducted by Employer or any subsidiary of Employer, whether for his own account or otherwise, or solicit, canvass or accept any business or transaction for or from any other company or business in competition with such business of Employer in any of the Business Territories. For purposes hereof, the term "Business Territories" means the geographical regions within the geographic borders of each State in which Employer is doing business during the term of this Agreement and (and, in the case of post-employment non-competition obligations) at the date of the termination of Executive's employment with Employer and any State in which Employer had reasonable prospects of engaging in business during the three-year noncompetition period following termination of employment.

     9.2.  It is the desire and intent of the parties that the provisions of
Section 9.1 shall be enforced to the fullest extent permissible under the laws and public policies of the State of Texas. Accordingly, if any particular portion of Section 9.1 shall be adjudicated to be invalid or unenforceable,
Section 9.1 shall be deemed amended to (i) reform the particular portion to provide for such maximum restrictions as will be valid and enforceable, or if that is not possible, then (ii) delete therefrom the portion thus adjudicated to be invalid or unenforceable. The parties acknowledge and agree that if Executive shall enter into any license or franchise agreement or comparable arrangement with Employer or any subsidiary or affiliate of Employer for the operation of a business also conducted by Employer or such subsidiary or affiliate, Executive shall not be deemed to be "engage[d] in any business in competition with the business conducted by Employer or any subsidiary of Employer" for purposes of Section 9.1, provided Executive has first obtained the approval of the Executive Compensation Committee of Employer's Board of Directors.

10. Obligations to Refrain From Competing Unfairly:

    10.1. In addition to the other obligations agreed to by Executive in this Agreement, Executive agrees that during his employment with Employer and following the termination of his employment by Employer he shall not at any time, directly or indirectly, (a) induce, entice, or solicit any employee of Employer to leave his employment, or (b) contact, communicate or solicit any customer of Employer derived from any customer list, customer lead, mail, printed matter or other information secured from Employer or its present or past employees, or (c) in any other manner use any customer lists or customer leads, mail, telephone numbers, printed material or material of Employer relating thereto. Notwithstanding the above, the parties acknowledge and agree that if Executive shall enter into any license or franchise agreement or comparable arrangement with Employer or any subsidiary or affiliate of Employer for the operation of a business also conducted by Employer or such subsidiary or affiliate, then Executive's operation of such business in the ordinary course shall not be deemed to be a violation of the restrictions in clauses (b) and (c) of the preceding sentence, provided Executive has first obtained the approval of the Executive Compensation Committee of Employer's Board of Directors.

11. Miscellaneous:

    11.1. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when mailed by registered mail or certified mail, return receipt requested, as follows (provided that notice of change of address shall be deemed given only when received):

                          If to Employer, to:

                          Cash America International, Inc.
                          1600 West 7th Street
                          Fort Worth, Texas 76102
                          Attention: Chief Executive Officer


                          If to Executive, to:

                          Daniel R. Feehan
                          1600 West 7th Street
                          Fort Worth, Texas 76102

or to such other names or addresses as Employer or Executive, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section 11.1.

    11.2. This Agreement shall be binding upon and inure to the benefit of Employer, its successors, legal representatives and assigns, and upon Executive, his heirs, executors, administrators, representatives and assigns. It is specifically agreed that upon the occurrence of any of the events specified in Section 8.1, the provisions of this Employment Agreement shall be binding upon and inure to the benefit of and be assumed by the surviving or resulting corporation or the corporation to which such assets shall be transferred. Executive agrees that his rights and obligations hereunder are personal to him and may not be assigned without the express written consent of Employer.

    11.3. This Agreement replaces and merges all previous agreements and discussions relating to the same or similar subject matters between Executive and Employer with respect to the subject matter of this Agreement. Without limiting the generality of the foregoing, this Agreement replaces and merges all provisions of the 1989 Key Employee Stock Option Plan of Employer contained in the second paragraph of Section 7(a), the last sentence of Section 7(d) and
Section 7(e) regarding the payment of amounts upon the termination of Executive's employment or upon the occurrence of a "change in control" of Employer, and the comparable provisions of any Option Agreements issued thereunder, it being intended that this Agreement shall govern in all respects with respect to the subject matter thereof. This Agreement may not be modified in any respect by any verbal statement, representation or agreement made by any employee, officer, or representative of Employer or by any written agreement unless signed by an officer of Employer who is expressly authorized by Employer to execute such document.

    11.4. (a) If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

           (b) Without intending to limit the remedies available to Employer, it is mutually understood and agreed that Executive's services are of a special, unique, unusual, extraordinary and intellectual character giving them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, and, therefore, in the event of a breach by Executive, Employer shall be entitled to equitable relief by way of injunction or otherwise.

           (c) Executive acknowledges that Sections 4, 9 and 10 are expressly for the benefit of Employer, that Employer would be irreparably injured by a violation of Sections 4, 9 and/or 10 and that Employer would have no adequate remedy at law in the event of such violation. Therefore, Executive acknowledges and agrees that injunctive relief, specific performance or any other appropriate equitable remedy (without any bond or other security being required) are appropriate remedies to enforce compliance by Employer with
Section 4, Section 9 and Section 10.

    11.5. Executive acknowledges that, from time to time, Employer may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of Employer may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of Employer (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature shall be construed to modify this Agreement or to create express or implied obligations of any nature to Executive.

    11.6. The laws of the State of Texas will govern the interpretation, validity and effect of this Agreement without regard to the place of execution or the place for performance thereof, and Employer and Executive agree that the state and federal courts situated in Tarrant County, Texas shall have personal jurisdiction over Employer and Executive to hear all disputes arising under this Agreement. This Agreement is to be at least partially performed in Tarrant County, Texas, and, as such, Employer and Executive agree that venue shall be proper with the state or federal courts in Tarrant County, Texas to hear such disputes. In the event either Employer or Executive is not able to effect service of process upon the other with respect to such disputes, Employer and Executive expressly agree that the Secretary of State for the State of Texas shall be an agent of Employer and/or the Executive to receive service of process on behalf of Employer and/or the Executive with respect to such disputes.

12. Additional Instruments:

    Executive and Employer shall execute and deliver any and all additional instruments and agreements that may be necessary or proper to carry out the purposes of this Agreement.

    IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first written above.


CASH AMERICA INTERNATIONAL, INC.           EXECUTIVE



By: /s/ JACK R. DAUGHERTY, CEO             /s/ DANIEL R. FEEHAN
    ------------------------------         ------------------------------
    Signature and Title                    Daniel R. Feehan